AMENDMENT TO MASTER LEASE AGREEMENT


         This Amendment to Master Lease Agreement ("Amendment") is made this 1st day of August, 1997 by and between PDS Financial Corporation-Nevada ("Lessor") and Four Queens, Inc. ("Lessee").

         WHEREAS, Lessee and Lessor entered into that certain Master Lease Agreement dated May 1, 1997 (the "Lease"), whereby Lessor leased to Lessee certain equipment defined in the Lease; and

         WHEREAS, the parties hereto desire to amend the Lease as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Paragraph 16.2(i) of the Lease is hereby amended to read as follows:

                  Declare due and payable immediately the entire amount of rent and all other amounts remaining to be paid over the balance of the term plus the anticipated residual value of the Equipment at the expiration of the term of the Lease, discounted to the date of default at six percent (6%) per annum, plus interest thereon at twelve percent (12%) from the date of default until paid.

         2. The first sentence of Paragraph 14.2 shall be deleted in its entirety and in lieu thereof the same language shall be added to Paragraph 14.2 in bold print as follows:

                  Lessee shall not assign this Lease or any Lease Schedule or assign its rights in or sublet the Equipment, or any interest therein without Lessor's and its Assignee's prior written consent, which consent shall not be unreasonably withheld. For purposes of this Lease, Lessor shall consent, upon request by Lessee, to an assignment of Lessee's interest in this Lease to Allen Paulson or any entity which is controlled by Mr. Paulson and is capitalized at a level which is acceptable to Lessor at Lessor's sole discretion.

         3. Except as provided herein, all of the terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above-written.

FOUR QUEENS, INC.                           PDS FINANCIAL CORPORATION-NEVADA


By:______________________________           By:_________________________________
Its:______________________________          Its:________________________________

                 LEASE SCHEDULE NO. 2 TO MASTER LEASE AGREEMENT


         This Lease Schedule No. 2 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor"), and FOUR QUEENS, INC., a Nevada corporation ("Lessee"), dated May 1, 1997.

         1. Description of Equipment: The Equipment listed on Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

         2. Commencement Date: The Commencement Date for the Equipment leased under this Schedule will be the date the Equipment is delivered and accepted by the Lessee.

         3. Term: The Term shall commence on the Commencement Date and shall continue for 48 consecutive months.

         4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

                  a. The first payment under this Lease Schedule in an amount equal to $4,796.43 shall be due and payable on September 1, 1997.

                  b. Payment of the Basic Rent in the amount of $4,796.43 shall be due and payable on October 1, 1997 and on the 1st day of each month thereafter for 47 consecutive months through and including August 1, 2001.

                  c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time, provided however, Nevada state sales tax shall be paid be Lessor and invoiced to Lessee as provided in section
                           10.2 of the Master Lease Agreement, as amended by paragraph 1 of the Rider No. 1 to Master Lease Agreement.

         5. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated:  August 1, 1997

LESSEE:                                 LESSOR:

FOUR QUEENS, INC.,                      PDS FINANCIAL CORPORATION-NEVADA,
a Nevada corporation                    a Nevada corporation



By:______________________________       By:_________________________________
Its:______________________________      Its:_________________________________

                       PURCHASE/RENEWAL OPTION
                       TO LEASE SCHEDULE NO. 2


This Purchase/Renewal Option ("Purchase/Renewal Option") is attached to and made a part of Lease Schedule No. 2 dated August 1, 1997 ("Lease Schedule") and the Master Lease Agreement dated May 1, 1997 ("Lease") between PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor"), and FOUR QUEENS, INC., a Nevada corporation ("Lessee").

If Lessee has not been in default under the terms of the Lease, at the expiration of the Term, Lessor grants Lessee an option to either (a) purchase (the "Purchase Option") all but not less than all of the Equipment described in the Lease Schedule for the sum equal to the fair market value of the Equipment (not to exceed 15% of the original purchase price) as of the date of expiration of the Term as determined by an independent appraiser selected by Lessor (the "Exercise Price") or (b) renew the Lease Term for a period of one year (the "Renewal Term") at the then fair market rental as determined by Lessor in its sole discretion (the "Renewal Option"). A written notice of exercise of the Purchase Option or the Renewal Option must be given by Lessee 120 days prior to the expiration of the Term or any Renewal Term. Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease Schedule and/or payment of the Exercise Price, Lessor will, with exercise of the Purchase Option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Purchase/Renewal Option to Lease Schedule No. 1 shall then constitute a conveyance of the Equipment in accordance herewith. Payment in full of the Exercise Price shall be due and payable on or before the expiration of the Term. If Lessee fails to give timely notice of the exercise of either the Purchase Option or the Renewal Option, the Lease Term shall be automatically renewed for a period of 120 days (the "Automatic Renewal Term") at the original monthly Basic Rent. If Lessee has not been in default under the terms of the Lease at the expiration of the Lease Term, Renewal Term or any Automatic Renewal Term and Lessee shall fail to exercise any Purchase Option or Renewal Option, Lessee shall, at Lessee's expense, return the Equipment to Lessor at a facility designated by Lessor, according to the terms of the Lease. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option or the Renewal Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

Notwithstanding anything to the contrary herein, Lessee shall have the right during the Term to purchase all, but not less than all of the Equipment under the Lease Schedule for an amount equal to the product of (i) the then remaining principal balance (including the 15% residual) of a straight line 48-month amortization of the original purchase price of the Equipment and (ii) the Payoff Schedule attached hereto as Exhibit 1.

Lessee acknowledges that the Equipment sold by Lessor under the Purchase Option is being sold in an "as is, where is" condition. Lessor makes, and will make, no representations or warranties regarding the Equipment, its suitability for Lessee's purpose, or its compliance with any laws. Lessee hereby assumes all liability for the Equipment and agrees to indemnify Lessor per the terms of the Lease for any claims arising out of the purchase of the Equipment.

LESSEE:                                 LESSOR:

FOUR QUEENS, INC.,                      PDS FINANCIAL CORPORATION-NEVADA,
a Nevada corporation                    a Nevada corporation


By:_________________________________    By:____________________________________
Its:__________________________________  Its:____________________________________



                                                 Exhibit 1

PDS FINANCIAL CORPORATION
PAYOFF SCHEDULE

                                    % of new

                              07/01/97       100.0%
               1              08/01/97        97.6%
               2              09/01/97        96.2%
               3              10/01/97        94.9%
               4              11/01/97        93.5%
               5              12/01/97        92.0%
               6              01/01/98        90.6%
               7              02/01/98        89.2%
               8              03/01/98        87.7%
               9              04/01/98        86.2%
              10              05/01/98        84.8%
              11              06/01/98        83.2%
              12              07/01/98        81.7%
              13              08/01/98        80.2%
              14              09/01/98        78.6%
              15              10/01/98        77.1%
              16              11/01/98        75.5%
              17              12/01/98        73.9%
              18              01/01/99        72.3%
              19              02/01/99        70.6%
              20              03/01/99        69.0%
              21              04/01/99        67.3%
              22              05/01/99        65.6%
              23              06/01/99        63.9%
              24              07/01/99        62.2%
              25              08/01/99        60.5%
              26              09/01/99        58.7%
              27              10/01/99        56.9%
              28              11/01/99        55.1%
              29              12/01/99        53.3%
              30              01/01/00        51.5%
              31              02/01/00        49.6%
              32              03/01/00        47.8%
              33              04/01/00        45.9%
              34              05/01/00        44.0%
              35              06/01/00        42.0%
              36              07/01/00        40.1%
              37              08/01/00        38.1%
              38              09/01/00        36.1%
              39              10/01/00        34.1%
              40              11/01/00        32.1%
              41              12/01/00        30.0%
              42              01/01/01        27.9%
              43              02/01/01        25.8%
              44              03/01/01        23.7%
              45              04/01/01        21.6%
              46              05/01/01        19.4%
              47              06/01/01        17.2%
              48              07/01/01        15.0%


The payment dates and percentages set forth herin reflect the amounts which would be due and payable after Lessor or Lessor's assignees's receipt of each monthly lease payment




            CERTIFICATE OF DELIVERY, INSTALLATION AND ACCEPTANCE


TO:            PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor")

FROM:             FOUR QUEENS, INC., a Nevada corporation ("Lessee")

RE: Master Lease Agreement dated as of May 1, 1997 ("Lease") and Lease Schedule No. 2 thereto dated of even date therewith

PREMISES:         Four Queens Hotel & Casino
                  202 Fremont Street
                  Las Vegas, NV  89101


Equipment

         Lessee hereby certifies that the items of Equipment described in the Lease (and attached hereto as Attachment A to the Lease Schedule No. 2 to Master Lease Agreement) has been delivered to and inspected by Lessee, installed in the Premises, found to be in good order and accepted for all purposes of the Lease as Equipment under the Lease, all on August 1, 1997 (the "Acceptance Date").

         Lessee acknowledges Lessor's right to assign all or part of its interest under the Lease and/or all or part of other sums due thereunder and that any such assignee of Lessor does not assume any of the obligations of Lessor.

LESSEE ACKNOWLEDGES THAT EACH UNIT IS OF THE DESIGN, CAPACITY AND MANUFACTURE SPECIFIED FOR AND BY THE LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. LESSEE AGREES, REGARDLESS OF CAUSE, NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. Without limiting the generality of the foregoing it is intended by the parties to exclude any and all implied warranties of merchantability and fitness for particular purposes.

LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS CERTIFICATE OF DELIVERY, INSTALLATION AND ACCEPTANCE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSEE AGREES THAT THE LEASE AND ALL RIDERS AND SCHEDULES THERETO CONSTITUTE THE ENTIRE LEASE AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSEE AND LESSOR WITH RESPECT TO ANY UNIT. THIS LEASE IS NOT CANCELABLE BY LESSEE FOR THE TERM HEREOF.

         IN WITNESS WHEREOF, Lessee has caused this Certificate of Delivery, Installation and Acceptance to be duly executed on this 1st day of August, 1997 by its authorized representative.

                                                FOUR QUEENS, INC.,
                                                a Nevada corporation



                                               By:____________________________
                                               Its:___________________________



                                                        Four Queens
                                                      File No. 3001-04
                                             Attachment 'A' for Schedule # 2

This Attachment "A" is attached to and made a part of the Master Lease Agreement dated May 1, 1997 and Lease Schedule No. 2 dated August 1, 1997 between PDS
Financial Corporation-Nevada,  a Nevada corporation ("Lessor"), and Four Queens,
Inc., a Nevada corporation ("Lessee").

Description:
29 - NEW IGT SLOT MACHINES WITH IBA & IPT

    QUANTITY  SERIAL NUMBER  MANUFACTURER  YEAR           DESCRIPTION                 MODEL / PART #
    --------  -------------  ------------  ----           -----------                 --------------

       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997    S+ Upright, Wide Body, IBA & IPT     96400500
       1                       IGT         1997      PE+ Upright Pokers, IBA & IPT      96403900
       1                       IGT         1997      PE+ Upright Pokers, IBA & IPT      96403900
       1                       IGT         1997      PE+ Upright Pokers, IBA & IPT      96403900
       1                       IGT         1997      PE+ Upright Pokers, IBA & IPT      96403900
       1                       IGT         1997      PE+ Upright Pokers, IBA & IPT      96403900
       1                       IGT         1997      PE+ Upright Pokers, IBA & IPT      96403900
       1                       IGT         1997      PE+ Upright Pokers, IBA & IPT      96403900
       1                       IGT         1997  13" Winners Choice Upright IBA & IPT   96407800
       1                       IGT         1997  13" Winners Choice Upright IBA & IPT   96407800
       1                       IGT         1997  13" Winners Choice Upright IBA & IPT   96407800
       1                       IGT         1997  13" Winners Choice Upright IBA & IPT   96407800
       1                       IGT         1997  13" Winners Choice Upright IBA & IPT   96407800
       1                       IGT         1997  13" Winners Choice Upright IBA & IPT   96407800





Dated:  August 1, 1997

LESSEE:                                 LESSOR:

FOUR QUEENS, INC.,                      PDS FINANCIAL CORPORATION-NEVADA,
a Nevada corporation                    a Nevada corporation


By:__________________________           By:___________________________________


Its: ________________________           Its: _________________________________




                                                      GUARANTY

                                                                  August 1, 1997

         FOR VALUE RECEIVED, and in order to induce PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor"), to lease to FOUR QUEENS, INC., a Nevada corporation ("Lessee") the equipment described in that certain Master Lease Agreement dated May 1, 1997 ("Lease Agreement") and Lease Schedule No. 2 to Master Lease Agreement ("Lease Schedule") (the Lease Agreement, Lease Schedule and all documents and instruments executed and delivered to Lessor in connection with the Lease are hereafter collectively the "Lease") made and executed by the Lessee to the order of Lessor, the undersigned hereby absolutely and unconditionally guarantees to Lessor the due and prompt payment by Lessee of all sums due under the Lease, and all other costs incurred, including reasonable attorneys' fees, in enforcing payment of the Lease or this Guaranty (all such costs, the indebtedness evidenced by, and the terms and conditions of the Lease and this Guaranty being herein collectively referred to as the "Indebtedness Guaranteed");

         It is understood and agreed that as a condition of giving this Guaranty, the undersigned shall be given ten (10) days after receipt of written notice from Lessor of a default by Lessee in payment of any Indebtedness Guaranteed to cure such default. If the undersigned fails to cure a default by Lessee within ten (10) days after receipt of written notice from Lessor of a default by Lessee, the undersigned does hereby grant to Lessor the right to demand immediate payment from the undersigned, and the undersigned shall immediately become liable for, the balance of the Indebtedness Guaranteed upon acceleration of the Indebtedness Guaranteed by Lessor, without further notice.

         The undersigned hereby agrees that the Lessor may from time to time without notice to or consent of the undersigned and upon such terms and conditions as the Lessor may deem advisable without affecting this Guaranty (a) release any maker, surety or other person liable for payment of all or any part of the Indebtedness Guaranteed; (b) make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the Indebtedness Guaranteed; (c) modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lessor may have hereunder, under the Lease or any other security given for the Indebtedness Guaranteed; (d) accept additional security or guarantees of any kind; (e) endorse, transfer or assign its rights under the Lease, to any other party; (f) accept from Lessee or any other party partial payment or payments on account of the Indebtedness Guaranteed; (g) from time to time hereafter further loan monies or give or extend credit to or for the benefit of the Lessee; and (h) release, settle or compromise any claim of the Lessor against the Lessee, or against any other person, firm or corporation whose obligation is held by the Lessor as security for the Indebtedness Guaranteed.

         The undersigned hereby unconditionally and absolutely waives (a) any obligation on the part of the Lessor to protect, secure or insure any of the security given for the payment of the Indebtedness Guaranteed; (b) the invalidity or unenforceability of the Indebtedness Guaranteed; (c) any of the security given for the payment of the Indebtedness Guaranteed; (d) notice of acceptance of this Guaranty by the Lessor; (e) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment; (f) notice of any defaults under the Lease or in the performance of any of the covenants and agreements contained therein or in any instrument given as security therefor; (g) any defense, offset or claim the Lessee or the undersigned may have against the Lessor; (h) any limitation or exculpation of liability on the part of the Lessee whether contained in the Lease or otherwise; (i) the transfer or sale by the Lessee or the diminution in value thereof of any security given for the Indebtedness Guaranteed; (j) any failure, neglect or omission on the part of the Lessor to realize or protect the Indebtedness Guaranteed or any security given therefor; (k) any right to insist that the Lessor prosecute collection of the Indebtedness Guaranteed or resort to any instrument or security given to secure the Indebtedness Guaranteed or to proceed against the Lessee or against any other guarantor or surety prior to enforcing this Guaranty; provided, however, at its sole discretion the Lessor may either in a separate action or an action pursuant to this Guaranty pursue its remedies against the Lessee or any other guarantor or surety, without affecting its rights under this Guaranty; (l) notice to the undersigned of the existence of or the extending to the Lessee of the Indebtedness Guaranteed, or (m) any order, method or manner of application of any payments on the Indebtedness Guaranteed.

         Without limiting the generality of the foregoing, the undersigned will not assert against the Lessor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Lessee in respect of the Indebtedness Guaranteed, or any setoff available against the Lessor to the Lessee whether or not on account of a related transaction, and the undersigned expressly agrees that it shall be and remain liable for any deficiency remaining after repossession and sale of any of the leased equipment under the Lease, notwithstanding provisions of law that may prevent the Lessor from enforcing such deficiency against the Lessee. The undersigned hereby specifically waives and renounces any right to proceed against the Lessee, and its successors and assigns, for any deficiency arising as a result of the foreclosure of any mortgage or security interest securing the Indebtedness Guaranteed, which deficiency Lessor may be unable to enforce against the Lessee pursuant to applicable law. The liability of the undersigned shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting the Lessee or any of its assets and that upon the institution of any of the above actions, at the Lessor's sole discretion and without notice thereof or demand therefor, the undersigned's obligations shall become due and payable and enforceable against the undersigned, whether or not the Indebtedness Guaranteed is then due and payable.

         The undersigned further agrees that no act or thing, except for payment and performance in full of the Indebtedness Guaranteed, which but for this provision might or could in law or in equity act as a release of the liabilities of the undersigned hereunder shall in any way affect or impair this Guaranty and the undersigned agrees that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the Indebtedness Guaranteed has been paid in full.

         Performance by the undersigned under this Guaranty shall not entitle the undersigned to be subrogated to any of the Indebtedness Guaranteed or to any security therefor, unless and until the full amount of the Indebtedness Guaranteed has been fully paid.

         The undersigned agrees this Guaranty is executed in order to induce the Lessor to enter into the Lease and with the intent that it be relied upon by the Lessor in connection therewith. Execution of the Lease, without any further action or notice, shall constitute conclusive evidence of the reliance hereon by the Lessor. This Guaranty shall run with the Lease and without the need for any further assignment of this Guaranty to any subsequent holder of the Lease or the need for any notice to the undersigned thereof. Upon endorsement or assignment of the Lease to any subsequent holder, said subsequent holder of the Lease may enforce this Guaranty as if said holder had been originally named as Lessor hereunder.

         The undersigned consents to be sued in any jurisdiction in which either the Lessee may be sued or the Lessor's principal place of business, at Lessor's sole option, as well as the undersigned's principal place of business and residence and in the state where this Guaranty is executed.

         No right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lessor.

         This Guaranty is delivered in and made in and shall in all respects be construed pursuant to the laws of the State of Nevada.

         This Guaranty and each and every part hereof, shall be binding upon the undersigned and upon its successors and assigns and shall inure to the pro rata benefit of each and every future holder of the Lease, including the successors and assigns of the Lessor.

                                            ELSINORE CORPORATION,
                                            a Nevada corporation


                                            By:_________________________________
                                            Its:________________________________




                                              CERTIFICATE OF GUARANTOR


         I, the undersigned, do hereby certify that I am the _______________________________ of ELSINORE CORPORATION, a corporation organized and existing under the laws of the State of Nevada and that by Unanimous Writing in Lieu of Meeting of the Board of Directors of said corporation effective on the ______ day of ___________________, 19____, the following resolutions were adopted:

         WHEREAS,  PDS  Financial   Corporation-Nevada,   a  Nevada  corporation
         ("Lessor")   has  leased  certain   equipment  and  personal   property
         ("Equipment") to Four Queens, Inc.; and

         WHEREAS, it is deemed to be in the best interests of this corporation to execute and deliver a Guaranty agreement to Lessor in the form reviewed by the directors;

         NOW, THEREFORE RESOLVED, that the corporation execute and deliver to Lessor a Guaranty in the form reviewed by the directors;

         RESOLVED FURTHER, that any officer of the corporation be, and he hereby is, authorized and directed to execute and deliver to Lessor on behalf of the corporation and as an official act of the corporation this corporation's Guaranty and such other related documents as may be required by said Lessor as a condition to Lessor entering into the Lease, the form of said documents to be in form as he shall deem necessary, his signature thereon being conclusive evidence of his agreeing to the form of such documents.

         I also certify that said resolutions have been duly entered into the Minute Book of the corporation and have not been repealed or modified in any way and are still in full force and effect, that said resolutions are not inconsistent with any provisions of the Articles of Incorporation or the Bylaws of this corporation and do not violate, contravene or result in a default under any indenture or agreement to which the corporation is a party.

         I further certify that the following person has been duly elected to and does now hold the office set forth below and that the signature opposite his typed name is his true and genuine signature.

NAME                           SIGNATURE                     OFFICE

------------------------  ------------------------  ----------------------------

------------------------  ------------------------  ----------------------------


         I further certify that attached hereto are true and correct copies of the current Articles of Incorporation of the corporation, its Bylaws, and a Certificate of Good Standing from the Secretary of the State of Nevada.

GUARANTOR:                                ELSINORE CORPORATION,
                                          a Nevada corporation



                                          By:_________________________________
                                          Its:_________________________________

STATE OF NEVADA            )
                                    ) SS
COUNTY OF ______________ )

         The foregoing instrument was acknowledged before me this ______ day of ___________________, 1997, by _________________________________ the
______________________ of Elsinore Corporation, a Nevada corporation, on behalf of the corporation.



                                          --------------------------------------
                                                   Notary Public

My Commission expires:_______________________________




                                         AUTHORIZATION FOR AUTOMATIC PAYMENT


I authorize PDS FINANCIAL CORPORATION (and its assignees) and the bank named below to initiate variable entries to my checking/savings account for the following lease:

         Lease Description:                 3001-04

         Original Lease Amount:     $200,633.25

         Payment Date:                      September 1, 1997

         Payment Amount:            $4,796.43

         Effective Date:                    August 1, 1997

This authorization will remain in effect until I notify you or the bank in writing to cancel it in such time as to afford the bank a reasonable opportunity to act on it. I can stop payment of any entry by notifying you or my bank three
(3) days before my account is charged. I can have the amount of an erroneous charge immediately credited to my account up to 15 days following issuance of my bank statement or 46 days after posting, whichever occurs first.

         --------------------------------------------------------------------
         (Name of Financial Institution)

         --------------------------------------------------------------------
         (Address of Financial Institution)     (City)   (State)    (Zip Code)

         --------------------------------------------------------------------
         (Signature)                                                   (Date)

         -----------------------------
         (Its)

         Four Queens, Inc.
         202 Fremont Street
         Las Vegas, NV  89101

         Checking                                    Savings
         Account ___________________        (or)     Account No._______________

         Bank Routing Number _____________________________________
                            (between these symbols /:     :/ on the bottom
                                   left of your check)


[Please attach a copy of a voided check to this form]

                                    EXHIBIT A


         This is an informational filing pursuant to NRS 104.9408 and relates to equipment which is the subject of a true lease. Debtor grants to Secured Party a security interest in and to all gaming and other equipment now or hereafter leased or to be leased under that certain Master Lease Agreement dated May 1, 1997 and Lease Schedule No. 2 thereto dated August 1, 1997 (collectively, the "Lease"), by and between Secured Party, as lessor, and Debtor, as lessee, including the equipment described in Exhibit "A" (the "Equipment") attached hereto and all of Debtor's interest in and to the following:

         1. All security deposits, holdbacks, reserves and other monies belonging or payable to lessee in connection with the Lease and the Equipment; and

         2. All accounts, chattel paper, contract rights, documents, equipment, fixtures, general intangibles (patents, copyrights, tradenames and trademarks), goods, instruments and inventory pertaining to the Lease and the Equipment; and

         3.       All   accessions,    accessories,    additions,    amendments,
                  attachments, modifications, replacements and substitutions to any of the foregoing; and

         4.       All proceeds and products of any of the foregoing; and

         5. All policies of insurance pertaining to any of the foregoing as well as any proceeds pertaining to such policies; and

         6.       All books and records pertaining to any of the foregoing.